UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21082

Nuveen Quality Preferred Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of
Investment-Grade Preferred Securities

Annual Report

July 31, 2012

Nuveen Quality Preferred
Income Fund

JTP

Nuveen Quality Preferred
Income Fund 2

JPS

Nuveen Quality Preferred
Income Fund 3

JHP

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	8

Common Share Distribution and Price Information	10

Shareholder Meeting Report	11

Performance Overviews	12

Report of Independent Registered Public Accounting Firm	15

Portfolios of Investments	16

Statement of Assets & Liabilities	35

Statement of Operations	36

Statement of Changes in Net Assets	37

Statement of Cash Flows	39

Financial Highlights	40

Notes to Financial Statements	43

Board Members & Officers	54

Annual Investment Management Agreement Approval Process	59

Reinvest Automatically, Easily and Conveniently	66

Glossary of Terms Used in this Report	67

Additional Fund Information	71

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
September 21, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly-owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark and Phil review economic and market conditions and talk about their management strategies and the performance of the Funds for the twelve-month period ended July 31, 2012.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended July 31, 2012?

During the reporting period, the U.S. economy's progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at "exceptionally low levels" through mid-2015. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

In the second quarter 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.4% year-over-year as of July 2012, lower than the June figure of 1.7%, which was the lowest twelve-month rate of change since November 2010. Core CPI (which excludes food and energy) increased 2.1% during the period, remaining above the Fed's unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.2% figure reported in June. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.3% in July 2012. While this figure was down from 9.1% one year ago, the rate was still a slight uptick from June 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months

Nuveen Investments

ended June 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index of 20 major metropolitan areas rose 0.5%, marking the second consecutive month prices rose. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Throughout the fiscal year period, fixed income markets were buffeted by concerns about the tepid U.S. economic recovery combined with the ballooning U.S. federal deficit, the seemingly unending European debt crisis and a broader slowdown in global growth, especially emerging markets. These macro events caused the financial markets to fluctuate between embracing risk and shunning risk several times during the period. In late summer 2011, the markets experienced a massive flight to quality, leading U.S. Treasuries to outperform all risk assets, particularly equities, high yield and investment-grade corporate bonds. However, late fall brought about a renewed appetite for risk as the European crisis appeared to be on the mend and U.S. economic indicators strengthened. Risk premiums on non-government bonds contracted and asset classes such as high yield corporate bonds, emerging market debt and commercial mortgage-backed securities (CMBS) substantially outperformed Treasuries. In the final months of the reporting period, however, the situation reversed once again as a broad slowdown in global growth together with renewed political discord and sovereign funding pressures in Europe cast a malaise over the markets. Not surprisingly, risk premiums on non-government bonds widened once again as U.S. Treasuries renewed their perceived safe haven status, outperforming other riskier asset classes.

During the reporting period, the European Central Bank created unlimited long-term funding facilities that sparked a rally in preferred shares from December 2011 through the end of the reporting period (with only a short pause in May 2012).

What key strategies were used to manage the Funds during the twelve-month period ended July 31, 2012?

The investment objective of each Fund is to seek high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% in debt securities, including convertible debt and convertible preferred securities.

Our basic strategy is to stay relatively balanced between the individual investor-oriented $25 par preferred securities often traded on securities exchanges and the institutional investor-oriented $1,000 par preferred securities traded over-the-counter in the capital markets. Both types of securities offer different performance opportunities from one another, which together with the broad diversification benefits of the combined universe, help to produce potentially attractive risk-adjusted rates of return.

We keep a risk-averse posture toward security structure and ultimately portfolio structure, which is an important core aspect of our effort to preserve capital and provide attractive income over the long-term. We also maintain approximately a 60% weighting to U.S. issued securities and a 40% weighting to foreign names as part of the strategy of

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview page for your Fund in this report.

*  JTP since inception return is from 6/25/02. JPS since inception return is from 9/24/02. JHP since inception return is from 12/18/02.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

all three Funds seeking to invest in U.S. versus foreign issuers in approximately the same proportion as the Comparative Index.

During the reporting period, we favored discount purchases and securities that had favorable technical characteristics that are unique to hybrid preferred securities. We purchased securities with adequate call protection to help foster higher income protection. We also rebalanced the U.S. trust preferred securities sector of the Funds' portfolios to own more securities that could benefit from the call cycle and have less exposure to premium risk from an early call as a result of a capital treatment event. A capital treatment event occurs if the Federal Reserve revises its position on the treatment of such trust preferred securities as Tier 1 capital.

How did the Funds perform over this twelve-month period?

The performance of the Funds, as well as comparative indexes and benchmarks, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For the period ended 7/31/12

Fund	1-Year	5-Year	10-Year	Since Inception*
JTP	12.51%	1.18%	3.75%	3.56%
Barclays U.S. Aggregate Bond Index**	7.25%	6.91%	5.65%	5.69%
Comparative Index**	8.87%	3.03%	4.49%	4.43%
JPS	12.32%	1.90%	N/A	4.48%
Barclays U.S. Aggregate Bond Index**	7.25%	6.91%	N/A	5.39%
Comparative Index**	8.87%	3.03%	N/A	4.10%
JHP	11.91%	1.48%	N/A	3.69%
Barclays U.S. Aggregate Bond Index**	7.25%	6.91%	N/A	5.44%
Comparative Index**	8.87%	3.03%	N/A	4.14%

For the twelve-month period ended July 31, 2012, all three Funds outperformed both the Barclays U.S. Aggregate Bond Index and the Comparative Index.

During the reporting period, several factors contributed positively to each Fund's performance. Each Fund's overweight in the U.S. sector benefited performance. There was a general flight to U.S. domiciled names from the European sector due to the slowdown in global growth, renewed political discord and sovereign funding pressures in Europe.

Security selection in the life insurance, utility and reinsurance sectors also contributed to performance. Each Fund's overweight in the Real Estate Investment Trust (REIT) preferred securities sector benefited absolute and relative return with specific benefit derived from security selection. In particular, the Funds' holdings in Delphi Financial Group, Inc., Aegon NV, FPL Group Capital Inc., PPL Capital Funding, Inc., Arch Capital Group Limited and Axis Capital Holdings Limited all positively contributed to performance.

While the Funds outperformed for the reporting period, they were negatively impacted by allocations to Banco Santander Finance and Banco Bilbao Vizcaya Argentaria S.A. due to the ongoing European debt crisis and global financial market turmoil.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to the comparative indexes was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value (NAV) and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period. During the period, the Funds did not enter into any new interest rate swap contracts in order to hedge leverage costs; however, existing swap contracts that were previously entered into in order to fix (or lock-in) a portion of the Funds' leverage costs had a mildly negative effect on performance during the period as the interest rate swaps had negative cash flow accruals for the period and unrealized losses from a decline in interest rates.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund

Nuveen Investments

level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Preferred Stock Risk. Preferred stocks are subordinate to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding your Fund's distributions is current as of July 31, 2012, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Funds did not make any changes to their monthly distributions to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' NAV per share in response to changing market conditions.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2012, all three Funds had positive UNII balances for tax purposes. JTP and JPS had positive UNII balances and JHP had a negative UNII balance for financial reporting purposes.

Common Share Repurchases and Price Information

As of July 31, 2012, and since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

At July 31, 2012, and during the twelve-month reporting period, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	7/31/12 (+) Premium	Twelve-Month Average (-) Discount
JTP	(+)0.93%	(-)1.28%
JPS	(+)2.41%	(-)2.22%
JHP	(+)0.57%	(-)1.48%

Nuveen Investments

JTP

JPS

JHP

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	51,276,146	97,064,504	19,199,834
Withhold	1,403,300	1,706,774	548,927
Total	52,679,446	98,771,278	19,748,761
Jack B. Evans
For	51,349,117	97,011,091	19,236,542
Withhold	1,330,329	1,760,187	512,219
Total	52,679,446	98,771,278	19,748,761
William J. Schneider
For	51,277,888	97,080,063	19,215,524
Withhold	1,401,558	1,691,215	533,237
Total	52,679,446	98,771,278	19,748,761

Nuveen Investments

Fund Snapshot

Common Share Price	$8.70
Common Share Net Asset Value (NAV)	$8.62
Premium/(Discount) to NAV	0.93%
Latest Dividend	$0.0500
Market Yield	6.90%
Net Assets Applicable to Common Shares ($000)	$556,997

Leverage

Regulatory Leverage	28.04%
Effective Leverage	28.04%

Average Annual Total Returns

(Inception 6/25/02)

	On Share Price	On NAV
1-Year	24.30%	12.51%
5-Year	2.11%	1.18%
10-Year	3.42%	3.75%

Portfolio Composition

(as a % of total investments)2,4

Insurance	30.2%
Commercial Banks	20.9%
Real Estate/Mortgage	14.6%
Capital Markets	7.4%
Diversified Financial Services	6.9%
Short-Term Investments	2.6%
Other	17.4%

Country Allocation

(as a % of total investments)2,4

United States	61.7%
United Kingdom	8.6%
Netherlands	5.5%
Switzerland	3.9%
Germany	3.7%
France	3.0%
Other	13.6%

Top Five Issuers

(as a % of total investments)1,2,4

PNC Financial Services Group Inc	3.7%
Firstar Realty LLC	3.1%
HSBC Holdings PLC	2.7%
Aegon N.V.	2.6%
Deutsche Bank AG	2.5%

JTP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)2,4

2011-2012 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Excluding short-term investments.

2 Holdings are subject to change.

3 Rounds to less than 0.1%.

4 Excluding investments in derivatives.

Nuveen Investments

JPS

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 2

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)2,3

2011-2012 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Excluding short-term investments.

2 Holdings are subject to change.

3 Excluding investments in derivatives.

Fund Snapshot

Common Share Price	$9.34
Common Share Net Asset Value (NAV)	$9.12
Premium/(Discount) to NAV	2.41%
Latest Dividend	$0.0550
Market Yield	7.07%
Net Assets Applicable to Common Shares ($000)	$1,097,385

Leverage

Regulatory Leverage	28.01%
Effective Leverage	28.01%

Average Annual Total Returns

(Inception 9/24/02)

	On Share Price	On NAV
1-Year	25.17%	12.32%
5-Year	3.05%	1.90%
Since Inception	4.57%	4.48%

Portfolio Composition

(as a % of total investments)2,3

Insurance	31.1%
Commercial Banks	20.8%
Real Estate/Mortgage	12.6%
Diversified Financial Services	7.7%
Capital Markets	7.0%
Short-Term Investments	2.9%
Other	17.9%

Country Allocation

(as a % of total investments)2,3

United States	62.1%
United Kingdom	7.5%
Netherlands	6.3%
Germany	4.2%
France	3.6%
Switzerland	3.5%
Other	12.8%

Top Five Issuers

(as a % of total investments)1,2,3

Wells Fargo and Company	4.4%
PNC Financial Services Group Inc	3.7%
Deutsche Bank AG	3.0%
Vodafone Group Public Limited Company	2.9%
Aegon N.V.	2.9%

Nuveen Investments

Fund Snapshot

Common Share Price	$8.85
Common Share Net Asset Value (NAV)	$8.80
Premium/(Discount) to NAV	0.57%
Latest Dividend	$0.0520
Market Yield	7.05%
Net Assets Applicable to Common Shares ($000)	$208,729

Leverage

Regulatory Leverage	27.96%
Effective Leverage	27.96%

Average Annual Total Returns

(Inception 12/18/02)

	On Share Price	On NAV
1-Year	24.04%	11.91%
5-Year	2.13%	1.48%
Since Inception	3.52%	3.69%

Portfolio Composition

(as a % of total investments)2,3

Insurance	29.6%
Commercial Banks	21.7%
Real Estate/Mortgage	9.9%
Capital Markets	8.5%
Diversified Financial Services	6.3%
Short-Term Investments	4.3%
Other	19.7%

Country Allocation

(as a % of total investments)2,3

United States	61.6%
United Kingdom	7.5%
Netherlands	5.8%
France	4.7%
Switzerland	4.3%
Germany	4.3%
Other	11.8%

Top Five Issuers

(as a % of total investments)1,2,3

Wells Fargo and Company	4.3%
Deutsche Bank AG	3.7%
Vodafone Group Public Limited Company	3.1%
Aegon N.V.	2.9%
PNC Financial Services Group Inc	2.9%

JHP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 3

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)2,3

2011-2012 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Excluding short-term investments.

2 Holdings are subject to change.

3 Excluding investments in derivatives.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 at July 31, 2012, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 27, 2012

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of Investments

  July 31, 2012

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 65.3% (47.1% of Total Investments)
	Capital Markets – 6.4%
135,155	Ameriprise Financial, Inc.	7.750%	A	$3,911,386
26,395	BNY Capital Trust V, Series F	5.950%	A2	679,671
181,516	Credit Suisse	7.900%	BBB	13,513,833
515,646	Deutsche Bank Capital Funding Trust II	6.550%	BBB	12,891,150
86,100	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	2,242,044
37,900	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	921,728
2,200	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	A-	56,078
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A-	113,625
43,900	Morgan Stanley Capital Trust IV	6.250%	BB+	1,090,037
	Total Capital Markets			35,419,552
	Commercial Banks – 7.9%
197,661	Banco Santander Finance	10.500%	BBB-	5,182,671
2,100	Barclays Bank PLC	6.625%	BBB	51,704
700,500	BPCE SA, (7)	13.000%	BBB-	704,001
144,700	First Naigara Finance Group	8.625%	BB+	4,283,120
18,400	HSBC Holdings PLC	8.000%	A-	508,944
13,800	HSBC Holdings PLC	6.200%	BBB+	349,140
3,500,000	National Australia Bank, (7)	8.000%	Baa1	3,783,500
742,900	PNC Financial Services	6.125%	BBB	20,288,599
25,000	Royal Bank of Scotland Group PLC, Series L	5.750%	BB	481,500
4,300,000	Royal Bank of Scotland Group PLC, (7)	7.648%	BB	3,741,000
60,000	Wells Fargo Capital Trust IX	5.625%	BBB+	1,533,600
120,000	Wells Fargo Capital Trust XII	7.875%	BBB+	3,109,200
	Total Commercial Banks			44,016,979
	Diversified Financial Services – 4.5%
18,000	Bank of America Corporation	6.375%	BB+	448,740
80,549	Citigroup Capital Trust XI	6.000%	BB	2,012,920
150,514	Citigroup Capital XIII	7.875%	BB+	4,122,578
1,900	Citigroup Capital XIV	6.875%	BB+	47,975
36,800	ING Groep N.V.	7.375%	BBB	918,160
625,776	ING Groep N.V.	7.200%	BBB	15,506,729
80,308	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	2,019,746
1,626	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	41,983
	Total Diversified Financial Services			25,118,831
	Diversified Telecommunication Services – 1.8%
188,510	Qwest Corporation	7.500%	BBB-	5,144,438
40,805	Qwest Corporation	7.375%	BBB-	1,122,138
34,600	Qwest Corporation	7.000%	BBB-	924,858
101,300	Qwest Corporation	7.000%	BBB-	2,701,671
	Total Diversified Telecommunication Services			9,893,105
	Electric Utilities – 1.2%
33,000	Alabama Power Company, (7)	6.450%	A-	1,020,938
15,000	Entergy Louisiana LLC	5.250%	A-	394,500
181,516	Entergy Texas Inc.	7.875%	BBB+	5,363,798
	Total Electric Utilities			6,779,236

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Food Products – 0.5%
28,100	Dairy Farmers of America Inc., 144A, (7)	7.875%	BBB-	$2,868,836
	Insurance – 17.5%
795,723	Aegon N.V.	6.375%	Baa1	19,932,861
326,106	Allianz SE, (7)	8.375%	A+	8,580,664
63,200	Arch Capital Group Limited	6.750%	BBB	1,714,616
11,265	Aspen Insurance Holdings Limited	7.250%	BBB-	296,495
222,779	Axis Capital Holdings Limited	6.875%	BBB	6,104,145
1,100,000	Chubb Corporation, (7)	6.375%	A-	1,149,500
3,250,000	Dai-Ichi Mutual Life, 144A, (7)	7.250%	A3	3,480,669
231,787	Delphi Financial Group, Inc., (7)	7.376%	Baa3	5,743,983
536,420	EverestRe Capital Trust II	6.200%	Baa1	13,544,605
25,430	Hartford Financial Services Group Inc.	7.875%	BB+	704,411
188,983	Markel Corporation	7.500%	BBB	4,803,948
216,365	PartnerRe Limited, Series C	6.750%	BBB+	5,528,126
8,019	PartnerRe Limited, Series D	6.500%	BBB+	204,324
166,360	Prudential Financial Inc.	6.750%	A-	4,285,434
4,100,000	Reinsurance Group of America Inc., (7)	6.750%	BBB-	3,879,928
29,002	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	733,751
274,478	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	6,971,741
277,529	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	6,982,630
4,200	XLIT Limited, (7)	3.687%	Ba1	3,009,563
	Total Insurance			97,651,394
	Machinery – 1.0%
202,000	Stanley, Black and Decker Inc.	5.750%	BBB+	5,239,880
	Multi-Utilities – 3.7%
224,700	Dominion Resources Inc.	8.375%	BBB	6,482,595
185,800	DTE Energy Company	6.500%	BBB-	5,315,738
9,862	Scana Corporation	7.700%	BBB-	282,349
327,119	Xcel Energy Inc.	7.600%	BBB	8,724,264
	Total Multi-Utilities			20,804,946
	Oil, Gas & Consumable Fuels – 2.0%
443,824	Nexen Inc.	7.350%	BB+	11,228,747
	Pharmaceuticals – 0.0%
2,340	Bristol Myers Squibb Company (CORTS)	6.250%	A+	60,208
	Real Estate/Mortgage – 16.1%
164,500	CommomWealth REIT	7.250%	Baa3	4,378,990
69,874	Duke Realty Corporation, Series L	6.600%	Baa3	1,780,390
145,700	Hospitality Properties Trust	7.125%	BB	3,923,701
20,000	Health Care REIT, Inc.	6.500%	Baa3	538,800
8,050	Kimco Realty Corporation, Series F	6.650%	Baa2	202,136
647,775	Kimco Realty Corporation, Series G	7.750%	Baa2	16,472,917
9,119	Kimco Realty Corporation, Series H	6.900%	Baa2	259,344
53,524	National Retail Properties Inc.	6.625%	Baa3	1,407,681
92,378	Prologis Inc.	6.750%	BB	2,338,087
12,691	PS Business Parks, Inc.	6.875%	BBB-	342,530
112,407	PS Business Parks, Inc., (7)	6.450%	BBB-	3,021,388
200,922	PS Business Parks, Inc.	6.000%	BBB-	5,091,363
4,300	Public Storage, Inc., Series F	6.500%	A-	121,561
10,000	Public Storage, Inc., Series M	5.625%	A-	262,600
22,544	Public Storage, Inc., Series Q	6.350%	A-	617,480
192,495	Public Storage, Inc., Series Y, (7)	5.750%	A-	5,083,793
136,000	Public Storage, Inc.	5.900%	A-	3,623,040
268,800	Realty Income Corporation	6.625%	Baa2	7,289,856
8,960	Realty Income Corporation	6.750%	Baa2	228,032
128,400	Regency Centers Corporation	6.625%	Baa3	3,410,304

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of Investments July 31, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
452,734	Vornado Realty LP	7.875%		BBB	$12,758,043
109,700	Vornado Realty Trust	5.700%		BBB-	2,747,985
230,282	Wachovia Preferred Funding Corporation, (3)	7.250%		BBB+	6,254,459
3,540	Weingarten Realty Trust, Preferred Securities	6.750%		Baa3	89,420
293,645	Weingarten Realty Trust	6.500%		Baa3	7,417,473
	Total Real Estate/Mortgage				89,661,373
	Specialty Retail – 0.5%
2,800,000	Swiss Re Capital I, (7)	6.854%		A	2,737,000
	U.S. Agency – 2.0%
119,800	Cobank Agricultural Credit Bank, 144A, (7)	7.000%		A	6,061,137
46,000	Cobank Agricultural Credit Bank, Series C, (7)	11.000%		A-	2,463,875
48,600	Cobank Agricultural Credit Bank, Series D, (7)	11.000%		A-	2,695,784
	Total U.S. Agency				11,220,796
	Wireless Telecommunication Services – 0.2%
18,500	Telephone and Data Systems Inc.	7.000%		Baa2	514,485
28,000	Telephone and Data Systems Inc.	6.875%		Baa2	763,000
	Total Wireless Telecommunication Services				1,277,485
	Total $25 Par (or similar) Preferred Securities (cost $340,921,871)				363,978,368
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 8.4% (6.0% of Total Investments)
	Capital Markets – 0.2%
$500	Credit Suisse Guernsey	7.875%	2/24/41	BBB-	$495,000
1,000	Man Group PLC	5.000%	8/09/17	BBB-	801,583
1,500	Total Capital Markets				1,296,583
	Commercial Banks – 2.4%
2,100	BNP Paribas, 144A	5.186%	6/29/15	BBB+	1,806,000
1,515	Groupe BCPE	3.800%	12/30/49	BBB-	632,513
8,400	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	7,878,646
3,400	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB	3,009,000
15,415	Total Commercial Banks				13,326,159
	Diversified Financial Services – 0.5%
3,100	Fortis Hybrid Financing	8.250%	8/27/49	BBB	2,542,000
	Electric Utilities – 0.6%
3,400	FPL Group Capital Inc.	6.650%	6/15/17	BBB	3,570,000
	Industrial Conglomerates – 0.5%
2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	2,559,375
	Insurance – 3.7%
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A-	1,855,125
2,500	Prudential PLC	11.750%	12/23/49	A-	2,900,625
16,750	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	15,682,187
20,950	Total Insurance				20,437,937
	Multi-Utilities – 0.5%
2,000	Dominion Resources Inc.	2.761%	9/30/66	BBB	1,797,344
1,000	Wisconsin Energy Corporation	6.250%	5/15/67	Baa1	1,055,000
3,000	Total Multi-Utilities				2,852,344
$49,865	Total Corporate Bonds (cost $46,138,128)				46,584,398

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 59.2% (42.7% of Total Investments)
	Capital Markets – 3.6%
5,600	Charles Schwab Corporation	7.000%	8/01/49	BBB+	$6,123,824
5,000	Deutsche Bank Capital Trust, 144A	3.260%	12/29/49	Ba2	3,350,000
1,900	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba2	1,548,500
1,800	Goldman Sachs Capital II	4.000%	6/01/43	BB+	1,288,458
3,300	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	3,207,577
6,300	State Street Capital Trust IV, (3)	1.468%	6/15/77	A3	4,698,893
	Total Capital Markets				20,217,252
	Commercial Banks – 18.6%
8,500	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	7,947,500
2,720	Banco Santander Finance	10.500%	9/29/49	BBB-	2,584,544
550	Barclays Bank PLC, 144A	7.434%	12/15/17	BBB	548,869
2,920	Barclays Bank PLC, Regulation S, 144A	6.860%	6/15/32	BBB	2,631,650
2,800	Barclays Bank PLC	6.278%	12/15/34	BBB	2,349,376
4,800	BBVA International Preferred Uniperson	5.919%	4/18/17	BB+	3,018,552
400	First Empire Capital Trust I	8.234%	2/01/27	BBB	431,579
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,325,000
300	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	203,250
11,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	15,261,500
4,200	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	4,032,000
2,000	KeyCorp Capital III	7.750%	7/15/29	BBB-	2,299,348
5,000	Nordea Bank AB	8.375%	3/25/15	BBB+	5,380,000
7,100	PNC Financial Services Inc.	6.750%	8/01/21	BBB	7,691,643
4,750	Rabobank Nederland, 144A	11.000%	6/30/19	A	6,068,125
17,500	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	18,015,428
2,700	Societe Generale, 144A	1.333%	12/31/49	BBB-	1,213,245
700	Societe Generale, 144A	5.922%	4/05/57	BBB-	517,787
8,900	Societe Generale	8.750%	10/07/49	BBB-	8,450,550
1,200	Sovereign Capital Trust VI	7.908%	6/13/36	BB+	1,218,000
2,250	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	2,283,750
2,700	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB+	2,605,500
5,050	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	5,050,576
700	Wachovia Capital Trust III	5.570%	3/15/42	BBB+	693,000
	Total Commercial Banks				103,820,772
	Consumer Finance – 0.4%
2,100	American Express Company	6.800%	9/01/66	Baa2	2,231,250
	Diversified Financial Services – 4.6%
200	Bank One Capital III	8.750%	9/01/30	BBB	278,150
4,000	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	BB+	4,060,000
2,600	Citigroup Capital III	7.625%	12/01/36	BB+	2,836,639
13,300	General Electric Capital Corporation	7.125%	12/15/49	AA-	14,390,467
48	JPMorgan Chase Capital Trust XXIX	6.700%	4/02/40	A	1,258,750
2,509	NB Capital Trust II	7.830%	12/15/26	BB+	2,515,273
	Total Diversified Financial Services				25,339,279
	Electric Utilities – 0.3%
1,500	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	1,533,750
	Insurance – 20.7%
698	Ace Capital Trust II	9.700%	4/01/30	BBB+	984,180
6,600	Allstate Corporation	6.125%	5/15/67	Baa1	6,699,000
4,880	AXA S.A., 144A	6.379%	12/14/66	Baa1	3,965,000
4,000	AXA	8.600%	12/15/30	A3	4,391,948
8,395	Catlin Insurance Company Limited	7.249%	7/19/67	BBB+	7,555,500
9,925	Glen Meadows Pass Through Trust	6.505%	2/15/67	BB+	7,294,875

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of Investments July 31, 2012

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	$5,464,454
3,800	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	3,762,000
3,000	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	3,127,500
2,500	Lincoln National Corporation	6.050%	4/20/17	BBB	2,412,500
5,100	Lincoln National Corporation	7.000%	5/17/66	BBB	5,061,750
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	7,182,000
600	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	747,000
12,650	National Financial Services Inc.	6.750%	5/15/37	Baa2	12,330,723
1,400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,534,271
7,225	Oil Insurance Limited, 144A	3.443%	12/30/56	Baa1	6,279,826
7,400	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	7,415,540
1,000	Progressive Corporation, (3)	6.700%	6/15/67	A2	1,065,000
2,400	Prudential PLC	6.500%	6/23/49	A-	2,301,600
1,100	QBE Capital Funding Trust II, 144A	6.797%	6/01/67	BBB+	967,237
3,000	Swiss Re Capital I, 144A	6.854%	5/25/16	A	2,934,045
13,100	XL Capital Ltd	6.500%	10/15/57	BBB-	11,364,250
2,536	ZFS FINANCE USA TRUST II 144A	6.450%	12/15/65	A	2,612,080
7,970	ZFS Finance USA Trust V	6.500%	5/09/67	A	8,009,850
	Total Insurance				115,462,129
	Multi-Utilities – 0.4%
2,300	Dominion Resources Inc.	7.500%	6/30/16	BBB	2,484,000
	Real Estate – 4.2%
19	Firstar Realty LLC, 144A	8.875%	12/15/50	A2	23,120,625
	Road & Rail – 2.1%
10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	11,826,500
	Thrifts & Mortgage Finance – 0.3%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	1/27/49	BBB-	1,458,000
	U.S. Agency – 0.7%
3	Farm Credit Bank of Texas	10.000%	12/15/60	A3	3,942,938
	Wireless Telecommunication Services – 3.3%
15	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	18,280,938
	Total Capital Preferred Securities (cost $312,859,009)				329,717,433
Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.0% (0.0% of Total Investments)
	Commerical Banks – 0.0%
200	Wells Fargo & Company	7.500%		BBB+	$231,400
	Total Convertible Preferred Securities (cost $203,295)				231,400
Shares	Description (1)				Value
	Investment Companies – 2.2% (1.6% of Total Investments)
315,548	BlackRock Credit Allocation Income Trust II				$3,515,205
116,133	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				2,261,109
320,892	John Hancock Preferred Income Fund III				6,331,199
	Total Investment Companies (cost $14,113,063)				12,107,513

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments — 3.6% (2.6% of Total Investments)
$20,136	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $20,136,016, collateralized by $19,175,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $20,541,219	0.010%	8/01/12	$20,136,010
	Total Short-Term Investments (cost $20,136,010)			20,136,010
	Total Investments (cost $734,371,376) – 138.7%			772,755,122
	Borrowings – (39.0)% (4), (5)			(217,000,000)
	Other Assets Less Liabilities – 0.3% (6)			1,241,895
	Net Assets Applicable to Common Shares – 100%			$556,997,017

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (6)
JPMorgan	$38,718,750	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(603,930)
Morgan Stanley	38,718,750	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(2,269,287)
							$(2,873,217)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Borrowings as a percentage of Total Investments is 28.1%.

  (5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2012, investments with a value of $505,765,270 have been pledged as collateral for Borrowings.

  (6)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at July 31, 2012.

  (7)  For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more Information.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of Investments

  July 31, 2012

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 65.4% (47.1% of Total Investments)
	Capital Markets – 6.4%
373,200	Ameriprise Financial, Inc.	7.750%	A	$10,800,408
11,000,000	Charles Schwab Corporation, (8)	7.000%	BBB+	12,028,939
3,700	Credit Suisse	7.900%	BBB	97,236
91,230	Deutsche Bank Capital Funding Trust I	7.350%	BBB	2,298,996
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB	32,113,376
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	343,206
40,000	Deutsche Bank Capital Funding Trust V	8.050%	BBB	1,062,800
91,791	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB	2,257,141
256,400	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	6,676,656
70,214	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	1,707,604
5,200	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	Baa3	127,608
1,040	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	A-	26,510
1,390	Morgan Stanley Capital Trust III	6.250%	BB+	34,722
2,800	Morgan Stanley Capital Trust V	5.750%	Ba1	68,936
	Total Capital Markets			69,644,138
	Commercial Banks – 8.6%
54,000	Banco Santander Finance	10.500%	BBB-	1,415,880
150,000	Barclays Bank PLC	8.125%	BBB	3,853,500
1,933,500	BPCE SA, (8)	13.000%	BBB-	1,943,168
2,917	Fifth Third Capital Trust VI	7.250%	Baa3	74,121
146,500	First Naigara Finance Group	8.625%	BB+	4,336,400
10,500,000	HSBC Bank PLC, (8)	1.000%	A	4,777,500
408,000	HSBC Holdings PLC	8.000%	A-	11,285,280
102,700	HSBC Holdings PLC	6.200%	BBB+	2,598,310
5,600,000	National Australia Bank, (8)	8.000%	Baa1	6,053,600
1,214,400	PNC Financial Services	6.125%	BBB	33,165,264
20,000,000	PNC Financial Services Inc., (8)	6.750%	BBB	21,666,600
3,400,000	Royal Bank of Scotland Group PLC, (8)	7.648%	BB	2,958,000
	Total Commercial Banks			94,127,623
	Consumer Finance – 0.0%
20,100	HSBC USA Inc., Series H	6.500%	A-	507,525
	Diversified Financial Services – 4.5%
139,900	Citigroup Capital Trust XI	6.000%	BB	3,496,101
271,589	Citigroup Capital XIII	7.875%	BB+	7,438,823
40,000	Citigroup Capital XVI	6.450%	BB+	1,000,000
768,094	ING Groep N.V.	7.200%	BBB	19,033,369
731,274	ING Groep N.V.	7.050%	BBB	17,916,213
	Total Diversified Financial Services			48,884,506
	Diversified Telecommunication Services – 1.7%
184,004	Qwest Corporation	7.500%	BBB-	5,021,469
96,790	Qwest Corporation	7.375%	BBB-	2,661,725
26,600	Qwest Corporation	7.000%	BBB-	711,018
383,205	Qwest Corporation	7.000%	BBB-	10,220,077
	Total Diversified Telecommunication Services			18,614,289

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 1.4%
135,400	Alabama Power Company, (8)	6.450%	A-	$4,188,938
59,650	Entergy Louisiana LLC	5.875%	A-	1,651,709
25,000	Entergy Louisiana LLC	5.250%	A-	657,500
66,253	Entergy Texas Inc.	7.875%	BBB+	1,957,776
73,246	NextEra Energy Inc.	5.700%	BBB	1,983,502
190,346	PPL Capital Funding, Inc.	6.850%	BBB	4,792,912
	Total Electric Utilities			15,232,337
	Food Products – 0.5%
53,400	Dairy Farmers of America Inc., 144A, (8)	7.875%	BBB-	5,451,809
	Industrial Conglomerates – 0.2%
1,600,000	General Electric Capital Trust I, (8)	6.375%	AA-	1,680,000
	Insurance – 16.3%
1,717,889	Aegon N.V.	6.375%	Baa1	43,033,118
617,913	Allianz SE, (8)	8.375%	A+	16,258,836
261,725	Arch Capital Group Limited	6.750%	BBB	7,100,599
74,981	Aspen Insurance Holdings Limited	7.250%	BBB-	1,973,500
354,550	Axis Capital Holdings Limited	6.875%	BBB	9,714,670
2,100,000	Chubb Corporation, (8)	6.375%	A-	2,194,500
6,500,000	Dai-Ichi Mutual Life, 144A, (8)	7.250%	A3	6,961,338
402,182	Delphi Financial Group, Inc., (8)	7.376%	Baa3	9,966,593
309,617	EverestRe Capital Trust II	6.200%	Baa1	7,817,829
391,890	Markel Corporation	7.500%	BBB	9,961,844
568,624	PartnerRe Limited, Series C	6.750%	BBB+	14,528,343
6,971	Protective Life Corporation	7.250%	BBB	176,297
4,000	Protective Life Corporation	6.250%	BBB	104,360
195,842	Prudential Financial Inc.	9.000%	BBB+	5,260,316
317,875	Prudential Financial Inc.	6.750%	A-	8,188,460
4,704,000	Reinsurance Group of America Inc., (8)	6.750%	BBB-	4,451,508
540,560	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	13,730,224
708,217	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	17,818,740
	Total Insurance			179,241,075
	Machinery – 0.9%
398,000	Stanley, Black and Decker Inc.	5.750%	BBB+	10,324,120
	Multi-Utilities – 3.6%
541,591	Dominion Resources Inc.	8.375%	BBB	15,624,900
148,032	Scana Corporation	7.700%	BBB-	4,238,156
750,941	Xcel Energy Inc.	7.600%	BBB	20,027,596
	Total Multi-Utilities			39,890,652
	Oil, Gas & Consumable Fuels – 1.8%
789,010	Nexen Inc.	7.350%	BB+	19,961,953
	Real Estate/Mortgage – 17.5%
5,000	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	131,100
149,097	CommomWealth REIT	7.125%	Baa3	3,728,916
126,100	CommomWealth REIT	5.750%	Baa2	3,118,453
12,800	Digital Realty Trust Inc.	7.000%	Baa3	341,632
161,969	Duke Realty Corporation, Series L	6.600%	Baa3	4,126,970
8,710	Harris Preferred Capital Corporation, Series A	7.375%	BBB+	224,021
321,594	Hospitality Properties Trust	7.125%	BB	8,660,526
51,646	Kimco Realty Corporation, Series F	6.650%	Baa2	1,296,831
908,230	Kimco Realty Corporation, Series G	7.750%	Baa2	23,096,289
58,372	Kimco Realty Corporation, Series H	6.900%	Baa2	1,660,100
4,600	Kimco Realty Corporation, Series I	6.000%	Baa2	118,910

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of Investments July 31, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
131,572	National Retail Properties Inc.	6.625%		Baa3	$3,460,344
82,301	Prologis Inc., Series Q, (8)	8.540%		Baa3	5,082,087
2,024	Prologis Inc., Series R	6.750%		BB	51,025
87,050	Prologis Inc., Series S	6.750%		BB	2,203,236
13,030	Prologis Inc., Series L	6.500%		Baa3	333,047
98,000	PS Business Parks, Inc.	6.700%		BBB-	2,483,320
152,633	PS Business Parks, Inc., (8)	6.450%		BBB-	4,102,622
450,182	PS Business Parks, Inc.	6.000%		BBB-	11,407,612
6,400	Public Storage, Inc.	6.500%		A-	180,928
203,125	Public Storage, Inc., (8)	5.750%		A-	5,364,531
10,000	Public Storage, Inc.	5.625%		A-	262,600
196,229	Public Storage, Inc.	5.900%		A-	5,227,541
410,326	Realty Income Corporation	6.750%		Baa2	10,442,797
65,100	Realty Income Corporation	6.625%		Baa2	1,765,512
146,600	Regency Centers Corporation	6.625%		Baa3	3,893,696
1,079,521	Vornado Realty LP	7.875%		BBB	30,420,902
1,686,413	Wachovia Preferred Funding Corporation	7.250%		BBB+	45,802,976
93,358	Weingarten Realty Trust, Preferred Securities	6.750%		Baa3	2,358,223
37,766	Weingarten Realty Trust	8.100%		BBB	868,618
148,974	Weingarten Realty Trust	6.950%		Baa3	3,809,265
216,183	Weingarten Realty Trust	6.500%		Baa3	5,460,783
	Total Real Estate/Mortgage				191,485,413
	Specialty Retail – 0.1%
1,400,000	Swiss Re Capital I, (8)	6.854%		A	1,368,500
	U.S. Agency – 1.7%
235,100	Cobank Agricultural Credit Bank, 144A, (8)	7.000%		A	11,894,602
82,000	Cobank Agricultural Credit Bank, Series C, (8)	11.000%		A-	4,392,125
42,800	Cobank Agricultural Credit Bank, Series D, (8)	11.000%		A-	2,374,065
	Total U.S. Agency				18,660,792
	Wireless Telecommunication Services – 0.2%
9,050	Telephone and Data Systems Inc.	7.000%		Baa2	251,681
70,501	Telephone and Data Systems Inc.	6.875%		Baa2	1,921,152
	Total Wireless Telecommunication Services				2,172,833
	Total $25 Par (or similar) Preferred Securities (cost $674,640,645)				717,247,565
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 9.0% (6.5% of Total Investments)
	Capital Markets – 1.1%
$800	Credit Suisse Guernsey	7.875%	2/24/41	BBB-	$792,000
600	Man Group PLC	5.000%	8/09/17	BBB-	480,950
14,686	State Street Capital Trust IV, (3)	1.468%	6/15/77	A3	10,953,641
16,086	Total Capital Markets				12,226,591
	Commercial Banks – 2.0%
4,200	BNP Paribas, 144A	5.186%	6/29/15	BBB+	3,612,000
1,000	Den Norske Bank	0.813%	2/18/35	Baa3	530,000
1,000	Den Norske Bank	0.713%	2/24/37	Baa3	530,000
10,000	Groupe BCPE	3.800%	12/30/49	BBB-	4,175,000
6,500	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	6,096,571
7,500	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB	6,637,500
650	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/11/12	Ba1	651,152
30,850	Total Commercial Banks				22,232,223

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 0.2%
$2,600	Fortis Hybrid Financing	8.250%	8/27/49	BBB	$2,132,000
	Electric Utilities – 1.1%
8,000	FPL Group Capital Inc.	6.650%	6/15/17	BBB	8,400,000
2,900	WPS Resource Corporation	6.110%	12/01/16	BBB	3,001,500
10,900	Total Electric Utilities				11,401,500
	Industrial Conglomerates – 0.7%
7,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	7,678,125
	Insurance – 3.7%
2,000	AXA S.A.	3.675%	8/06/49	A3	935,000
4,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A-	4,692,375
5,200	Prudential PLC	11.750%	12/23/49	A-	6,033,300
31,370	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	29,370,162
42,870	Total Insurance				41,030,837
	Multi-Utilities – 0.2%
2,000	Wisconsin Energy Corporation	6.250%	5/15/67	Baa1	2,110,000
$112,806	Total Corporate Bonds (cost $98,544,530)				98,811,276
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 57.8% (41.6% of Total Investments)
	Capital Markets – 2.0%
800	BNY Institutional Capital, 144A	7.780%	12/01/26	A2	$804,000
8,500	Credit Suisse thru Claudius Limited	8.250%	6/27/49	BBB	8,818,750
4,200	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba2	3,423,000
1,900	Goldman Sachs Capital II	4.000%	6/01/43	BB+	1,360,039
7,931	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	7,708,876
	Total Capital Markets				22,114,665
	Commercial Banks – 18.3%
5,500	AB Svensk Exportkredit	6.375%	10/27/49	Aa3	5,303,837
9,600	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	8,976,000
12,974	Banco Santander Finance	10.500%	9/29/49	BBB-	12,327,895
575	Barclays Bank PLC, 144A	7.434%	12/15/17	BBB	573,817
2,980	Barclays Bank PLC, Regulation S, 144A	6.860%	6/15/32	BBB	2,685,725
5,000	Barclays Bank PLC	6.278%	12/15/34	BBB	4,195,315
9,500	BBVA International Preferred Uniperson	5.919%	4/18/17	BB+	5,974,218
1,500	First Empire Capital Trust I	8.234%	2/01/27	BBB	1,618,422
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	BBB+	19,374,345
6,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	6,460,000
5,500	HSBC Bank PLC	0.850%	6/11/49	A-	2,519,000
4,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	6,091,500
8,352	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	8,017,920
6,000	KeyCorp Capital III	7.750%	7/15/29	BBB-	6,898,044
11,900	Nordea Bank AB	8.375%	3/25/15	BBB+	12,804,400
8,200	North Fork Capital Trust II	8.000%	12/15/27	Baa3	8,261,500
12,230	Rabobank Nederland, 144A	11.000%	6/30/19	A	15,623,825
8,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	8,235,624
800	Societe Generale, 144A	1.333%	12/31/49	BBB-	359,480
1,300	Societe Generale, 144A	5.922%	4/05/57	BBB-	961,604
24,144	Societe Generale	8.750%	10/07/49	BBB-	22,924,727
3,522	Sovereign Capital Trust VI	7.908%	6/13/36	BB+	3,574,830
3,750	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	3,806,250

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of Investments July 31, 2012

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Commercial Banks (continued)
6,310		Standard Chartered PLC, 144A	6.409%	1/30/17	BBB+	$6,089,150
6,450		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	6,450,735
—	(4)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	BB	20,520,000
		Total Commercial Banks				200,628,163
		Consumer Finance – 1.1%
3,900		American Express Company	6.800%	9/01/66	Baa2	4,143,750
7,019		Capital One Capital IV Corporation	6.745%	2/05/82	Baa3	7,072,344
1,180		Capital One Capital VI	8.875%	5/15/40	Baa3	1,198,717
		Total Consumer Finance				12,414,811
		Diversified Financial Services – 6.1%
3,400		Bank One Capital III	8.750%	9/01/30	BBB	4,728,550
14,420		BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	BB+	14,636,300
5,400		Citigroup Capital III	7.625%	12/01/36	BB+	5,891,481
12,811		Countrywide Capital Trust III, Series B	8.050%	6/15/27	BB+	14,508,458
2,800		General Electric Capital Corporation	6.375%	11/15/17	AA-	2,951,480
21,400		General Electric Capital Corporation	7.125%	12/15/49	AA-	23,154,586
17		JPMorgan Chase Capital Trust XI	5.875%	6/15/33	BBB	441,635
		Total Diversified Financial Services				66,312,490
		Electric Utilities – 0.9%
1,700		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,768,000
7,700		PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	7,873,250
		Total Electric Utilities				9,641,250
		Insurance – 23.0%
1,200		Allstate Corporation	6.500%	5/15/67	Baa1	1,236,000
9,186		Allstate Corporation	6.125%	5/15/67	Baa1	9,323,790
9,450		AXA SA, 144A	6.379%	12/14/66	Baa1	7,678,125
11,350		AXA	8.600%	12/15/30	A3	12,462,152
15,359		Catlin Insurance Company Limited	7.249%	7/19/67	BBB+	13,823,100
1,200		Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	1,198,800
23,200		Glen Meadows Pass Through Trust	6.505%	2/15/67	BB+	17,052,000
2,600		Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	2,583,196
6,600		Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	6,534,000
10,481		Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	10,926,443
2,500		Lincoln National Corporation	6.050%	4/20/17	BBB	2,412,500
7,076		Lincoln National Corporation	7.000%	5/17/66	BBB	7,022,930
16,600		MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	18,924,000
1,400		MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	1,743,000
23,754		National Financial Services Inc.	6.750%	5/15/37	Baa2	23,154,473
1,200		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,315,090
14,200		Oil Insurance Limited, 144A	3.443%	12/30/56	Baa1	12,342,356
15,600		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	15,632,760
6,300		Progressive Corporation, (3)	6.700%	6/15/67	A2	6,709,500
5,600		Prudential Financial Inc.	8.875%	6/15/18	BBB+	6,693,837
8,250		Prudential PLC	6.500%	6/23/49	A-	7,911,750
10,400		Swiss Re Capital I, 144A	6.854%	5/25/16	A	10,171,356
2,600		White Mountains Re Group Limited	7.506%	6/30/17	BB+	2,613,026
29,050		XL Capital Ltd	6.500%	10/15/57	BBB-	25,200,874
3,600		ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	3,708,000
24,257		ZFS Finance USA Trust V	6.500%	5/09/67	A	24,378,285
		Total Insurance				252,751,343
		Multi-Utilities – 0.6%
6,400		Dominion Resources Inc.	7.500%	6/30/16	BBB	6,912,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels – 0.2%
2,125	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	$2,218,251
	Road & Rail – 1.1%
11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,369,000
	Thrifts & Mortgage Finance – 0.1%
500	Onbank Capital Trust I	9.250%	2/01/27	BBB	542,268
	U.S. Agency – 0.4%
2,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A-	2,796,556
2	Farm Credit Bank of Texas	10.000%	12/15/60	A3	1,971,469
	Total U.S. Agency				4,768,025
	Wireless Telecommunication Services – 4.0%
36	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	43,428,315
	Total Capital Preferred Securities (cost $607,540,720)				634,100,581
Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.3% (0.2% of Total Investments)
	Commerical Banks – 0.3%
3,100,000	Credit Suisse AG	7.875%		BBB	$3,224,000
	Total Convertible Preferred Securities (cost $3,217,364)				3,224,000
Shares	Description (1)				Value
	Investment Companies – 2.4% (1.7% of Total Investments)
838,654	BlackRock Credit Allocation Income Trust II				$9,342,606
231,522	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				4,507,733
631,778	John Hancock Preferred Income Fund III				12,464,980
	Total Investment Companies (cost $32,430,913)				26,315,319
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.9% (2.9% of Total Investments)
$43,240	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $43,239,562, collateralized by $41,175,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $44,108,719	0.010%	8/01/12		$43,239,550
	Total Short-Term Investments (cost $43,239,550)				43,239,550
	Total Investments (cost $1,459,613,722) – 138.8%				1,522,938,291
	Borrowings – (38.9)% (5), (6)				(427,000,000)
	Other Assets Less Liabilities – 0.1% (7)				1,446,416
	Net Assets Applicable to Common Shares – 100%				$1,097,384,707

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of Investments July 31, 2012

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	$77,200,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(1,204,154)
Morgan Stanley	77,200,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(4,524,655)
							$(5,728,809)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Principal Amount (000) rounds to less than $1,000.

  (5)  Borrowings as a percentage of Total Investments is 28.0%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2012, investments with a value of $1,023,496,166 have been pledged as collateral for Borrowings.

  (7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at July 31, 2012.

  (8)  For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more Information.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of Investments

  July 31, 2012

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 63.7% (45.8% of Total Investments)
	Capital Markets – 8.5%
59,609	Ameriprise Financial, Inc.	7.750%	A	$1,725,083
2,100,000	Charles Schwab Corporation, (8)	7.000%	BBB+	2,296,433
133,865	Credit Suisse	7.900%	BBB	3,517,972
388,759	Deutsche Bank Capital Funding Trust II	6.550%	BBB	9,718,975
2,100	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	54,684
12,200	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	296,704
7,600	Merrill Lynch Capital Trust I	6.450%	BB+	189,240
	Total Capital Markets			17,799,093
	Commercial Banks – 6.9%
19,158	Banco Santander Finance	10.500%	BBB-	502,323
300,000	BPCE SA, (8)	13.000%	BBB-	301,500
1,500,000	HSBC Bank PLC, (8)	1.000%	A	682,500
25,000	HSBC Holdings PLC	8.000%	A-	691,500
4,500	HSBC USA Inc., Series F	2.858%	A-	226,530
2,700,000	National Australia Bank, (8)	8.000%	Baa1	2,918,700
211,700	PNC Financial Services	6.125%	BBB	5,781,527
2,000,000	PNC Financial Services Inc., (8)	6.750%	BBB	2,166,660
52,500	Royal Bank of Scotland Group PLC, Series L	5.750%	BB	1,011,150
	Total Commercial Banks			14,282,390
	Diversified Financial Services – 5.6%
30,100	BAC Capital Trust XII	6.875%	BB+	754,005
35,000	Citigroup Capital Trust XI	6.000%	BB	874,650
54,185	Citigroup Capital XIII	7.875%	BB+	1,484,127
24,300	Citigroup Capital XVI	6.450%	BB+	607,500
59,100	Countrywide Capital Trust IV	6.750%	BB+	1,475,136
239,500	ING Groep N.V.	7.050%	BBB	5,867,749
10,000	ING Groep N.V.	6.125%	BBB	216,800
3,300	Merrill Lynch Capital Trust II	6.450%	BB+	82,071
13,420	Merrill Lynch Capital Trust III	7.375%	BB+	339,258
940	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	24,271
	Total Diversified Financial Services			11,725,567
	Diversified Telecommunication Services – 1.9%
26,800	Qwest Corporation	7.500%	BBB-	731,372
26,699	Qwest Corporation	7.375%	BBB-	734,223
22,500	Qwest Corporation	7.000%	BBB-	601,425
72,881	Qwest Corporation	7.000%	BBB-	1,943,736
	Total Diversified Telecommunication Services			4,010,756
	Electric Utilities – 1.8%
10,000	Alabama Power Company, (8)	6.450%	A-	309,375
10,000	Entergy Arkansas Inc.	5.750%	A-	277,700
10,000	Entergy Louisiana LLC	5.250%	A-	263,000
78,100	Entergy Texas Inc.	7.875%	BBB+	2,307,855
25,000	NextEra Energy Inc.	5.700%	BBB	677,000
	Total Electric Utilities			3,834,930

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of Investments July 31, 2012

Shares	Description (1)	Coupon	Ratings (2)	Value
	Energy Equipment & Services – 1.0%
81,071	NextEra Energy Inc.	5.625%	BBB	$2,152,435
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A, (8)	7.875%	BBB-	1,061,776
	Industrial Conglomerates – 0.5%
900,000	General Electric Capital Trust I, (8)	6.375%	AA-	945,000
	Insurance – 14.0%
319,390	Aegon N.V.	6.375%	Baa1	8,000,720
75,054	Allianz SE, (8)	8.375%	A+	1,974,858
25,000	Arch Capital Group Limited	6.750%	BBB	678,250
11,500	Aspen Insurance Holdings Limited	7.250%	BBB-	302,680
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,287,800
250,000	Chubb Corporation, (8)	6.375%	A-	261,250
1,250,000	Dai-Ichi Mutual Life, 144A, (8)	7.250%	A3	1,338,719
90,100	Delphi Financial Group, Inc., (8)	7.376%	Baa3	2,232,795
97,554	EverestRe Capital Trust II	6.200%	Baa1	2,463,239
9,900	PartnerRe Limited	7.250%	BBB+	273,834
199,616	PartnerRe Limited	6.750%	BBB+	5,100,188
2,214	PLC Capital Trust V	6.125%	BBB	55,948
87,569	Protective Life Corporation	7.250%	BBB	2,214,620
63,344	Prudential PLC	6.750%	A-	1,631,741
1,400,000	Reinsurance Group of America Inc., (8)	6.750%	BBB-	1,324,854
	Total Insurance			29,141,496
	Machinery – 0.9%
75,000	Stanley, Black and Decker Inc.	5.750%	BBB+	1,945,500
	Multi-Utilities – 2.4%
94,598	Dominion Resources Inc.	8.375%	BBB	2,729,152
81,305	Xcel Energy Inc.	7.600%	BBB	2,168,404
	Total Multi-Utilities			4,897,556
	Oil, Gas & Consumable Fuels – 2.2%
177,664	Nexen Inc.	7.350%	BB+	4,494,899
	Pharmaceuticals – 0.1%
6,500	Bristol Myers Squibb Company (CORTS)	6.250%	A+	167,245
	Real Estate/Mortgage – 13.7%
8,000	CommomWealth REIT	7.250%	Baa3	212,960
34,254	CommomWealth REIT	7.125%	Baa3	856,693
11,400	CommomWealth REIT	5.750%	Baa2	281,922
54,287	Hospitality Properties Trust	7.125%	BB	1,461,949
16,336	Kimco Realty Corporation, Series F	6.650%	Baa2	410,197
148,636	Kimco Realty Corporation, Series G	7.750%	Baa2	3,779,813
11,100	Prologis Inc., Series G	6.750%	BB	280,941
10,000	PS Business Parks, Inc.	6.875%	BBB-	269,900
35,300	PS Business Parks, Inc.	6.700%	BBB-	894,502
73,699	PS Business Parks, Inc.	6.000%	BBB-	1,867,533
2,621	Public Storage, Inc.	6.450%	BBB+	66,836
8,000	Public Storage, Inc., (8)	5.750%	A-	211,280
117,100	Realty Income Corporation	6.625%	Baa2	3,175,752
95,087	Regency Centers Corporation	6.700%	Baa3	2,410,455
155,320	Vornado Realty LP	7.875%	BBB	4,376,918
57,400	Vornado Realty Trust	5.700%	BBB-	1,437,870
80,367	Wachovia Preferred Funding Corporation, (3)	7.250%	BBB+	2,182,768
191,297	Weingarten Realty Trust	8.100%	BBB	4,399,831
	Total Real Estate/Mortgage			28,578,120

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Specialty Retail – 0.1%
300,000	Swiss Re Capital I, (8)	6.854%		A	$293,250
	U.S. Agency – 2.0%
44,500	Cobank Agricultural Credit Bank, 144A, (8)	7.000%		A	2,251,424
16,000	Cobank Agricultural Credit Bank, Series C, (8)	11.000%		A-	857,000
20,200	Cobank Agricultural Credit Bank, Series D, (8)	11.000%		A-	1,120,470
	Total U.S. Agency				4,228,894
	Wireless Telecommunication Services – 1.6%
70,400	Telephone and Data Systems Inc.	7.000%		Baa2	1,957,824
31,000	Telephone and Data Systems Inc.	6.875%		Baa2	844,750
19,791	United States Cellular Corporation	6.950%		Baa2	539,305
	Total Wireless Telecommunication Services				3,341,879
	Total $25 Par (or similar) Preferred Securities (cost $124,116,339)				132,900,786
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 7.4% (5.3% of Total Investments)
	Capital Markets – 1.5%
$1,700	Credit Suisse Guernsey	7.875%	2/24/41	BBB-	$1,683,000
200	Man Group PLC	5.000%	8/09/17	BBB-	160,317
1,795	State Street Capital Trust IV	1.468%	6/15/77	A3	1,338,812
3,695	Total Capital Markets				3,182,129
	Commercial Banks – 1.9%
1,700	BNP Paribas, 144A	5.186%	6/29/15	BBB+	1,462,000
250	Den Norske Bank	0.813%	2/18/35	Baa3	132,500
250	Den Norske Bank	0.713%	2/24/37	Baa3	132,500
2,400	Groupe BCPE	3.800%	12/30/49	BBB-	1,002,000
650	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	609,657
700	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB	619,500
5,950	Total Commercial Banks				3,958,157
	Diversified Financial Services – 0.1%
300	Fortis Hybrid Financing	8.250%	8/27/49	BBB	246,000
	Electric Utilities – 0.2%
450	FPL Group Capital Inc.	6.650%	6/15/17	BBB	472,500
	Industrial Conglomerates – 0.5%
1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,023,750
	Insurance – 2.8%
6,100	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	5,711,124
	Multi-Utilities – 0.4%
900	Dominion Resources Inc.	2.761%	9/30/66	BBB	808,805
$18,395	Total Corporate Bonds (cost $15,569,306)				15,402,465

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of Investments July 31, 2012

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Capital Preferred Securities – 59.3% (42.7% of Total Investments)
		Capital Markets – 1.7%
1,200		BNY Institutional Capital, 144A, (3)	7.780%	12/01/26	A2	$1,206,000
900		Deutsche Bank Capital Funding Trust I	3.430%	12/29/49	BBB	595,269
800		Goldman Sachs Capital II	4.000%	6/01/43	BB+	572,648
1,200		Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	1,166,392
		Total Capital Markets				3,540,309
		Commercial Banks – 21.3%
2,200		Abbey National Capital Trust I	8.963%	6/30/30	BBB-	2,244,000
1,000		ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	935,000
650		Banco Santander Finance	10.500%	9/29/49	BBB-	617,630
1,400		Barclays Bank PLC, 144A	7.434%	12/15/17	BBB	1,397,120
1,500		Barclays Bank PLC, Regulation S, 144A	6.860%	6/15/32	BBB	1,351,875
1,000		Barclays Bank PLC	6.278%	12/15/34	BBB	839,063
1,700		BBVA International Preferred Uniperson	5.919%	4/18/17	BB+	1,069,071
1,000		First Empire Capital Trust I	8.234%	2/01/27	BBB	1,078,948
2,700		First Hawaiian Capital Trust I, Series B	8.343%	7/01/27	BBB+	2,700,000
8,485		First Union Capital Trust II, Series A	7.950%	11/15/29	BBB+	9,616,338
500		Fulton Capital Trust I	6.290%	2/01/36	Baa3	475,000
2,700		HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	1,829,250
1,500		HSBC Bank PLC	0.850%	6/11/49	A-	687,000
1,500		HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	1,440,000
1,900		Nordea Bank AB	8.375%	3/25/15	BBB+	2,044,400
1,900		North Fork Capital Trust II	8.000%	12/15/27	Baa3	1,914,250
2,200		Rabobank Nederland, 144A	11.000%	6/30/19	A	2,810,500
200		Societe Generale, 144A	1.333%	12/31/49	BBB-	89,870
200		Societe Generale, 144A	5.922%	4/05/57	BBB-	147,939
3,400		Societe Generale	8.750%	10/07/49	BBB-	3,228,300
100		Standard Chartered PLC, 144A	6.409%	1/30/17	BBB+	96,500
2,700		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	2,700,308
—	(4)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	BB	5,130,000
		Total Commercial Banks				44,442,362
		Consumer Finance – 0.9%
1,800		Capital One Capital IV Corporation	6.745%	2/05/82	Baa3	1,813,680
		Diversified Financial Services – 3.0%
4,000		General Electric Capital Corporation	7.125%	12/15/49	AA-	4,327,960
2,000		NB Capital Trust II	7.830%	12/15/26	BB+	2,005,000
		Total Diversified Financial Services				6,332,960
		Electric Utilities – 1.0%
2,000		FPL Group Capital Inc.	7.300%	9/01/17	BBB	2,160,000
		Insurance – 24.4%
400		Ace Capital Trust II	9.700%	4/01/30	BBB+	564,000
2,100		Allstate Corporation	6.125%	5/15/67	Baa1	2,131,500
4,300		AXA SA, 144A	6.379%	12/14/66	Baa1	3,493,750
1,200		AXA	8.600%	12/15/30	A3	1,317,584
3,200		Catlin Insurance Company Limited	7.249%	7/19/67	BBB+	2,880,000
3,125		Glen Meadows Pass Through Trust	6.505%	2/15/67	BB+	2,296,875
1,850		Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	1,831,500
800		Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	834,000
4,100		Lincoln National Corporation	7.000%	5/17/66	BBB	4,069,250
3,200		MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	3,648,000
5,500		National Financial Services Inc.	6.750%	5/15/37	Baa2	5,361,186
400		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	438,363
2,800		Oil Insurance Limited, 144A	3.443%	12/30/56	Baa1	2,433,704

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
1,600	Old Mutual Capital Funding	8.000%	6/22/53	Baa3	$1,603,360
2,000	Progressive Corporation	6.700%	6/15/67	A2	2,130,000
1,500	Prudential Financial Inc.	8.875%	6/15/18	BBB+	1,792,992
2,000	Prudential PLC	6.500%	6/23/49	A-	1,918,000
1,900	Swiss Re Capital I, 144A	6.854%	5/25/16	A	1,858,229
900	White Mountains Re Group Limited	7.506%	6/30/17	BB+	904,509
4,900	XL Capital Ltd	6.500%	10/15/57	BBB-	4,250,750
2,700	ZFS FINANCE USA TRUST II, 144A	6.450%	12/15/65	A	2,781,000
2,454	ZFS Finance USA Trust V	6.500%	5/09/67	A	2,466,270
	Total Insurance				51,004,822
	Multi-Utilities – 0.3%
500	Dominion Resources Inc.	7.500%	6/30/16	BBB	540,000
	Road & Rail – 1.6%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,455,725
	U.S. Agency – 0.9%
1,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A-	1,797,786
	Wireless Telecommunication Services – 4.2%
7	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	8,702,925
	Total Capital Preferred Securities (cost $118,878,012)				123,790,569
Shares	Description (1)	Coupon		Ratings (2)	Value
	Convertible Preferred Securities – 0.1% (0.1% of Total Investments)
	Commercial Banks – 0.1%
1,512	KeyCorp Convertible Preferred Stock	7.750%		BBB-	$175,165
	Total Convertible Preferred Securities (cost $149,530)				175,165
Shares	Description (1)				Value
	Investment Companies – 2.4% (1.8% of Total Investments)
172,099	BlackRock Credit Allocation Income Trust II				$1,917,183
42,775	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				832,829
121,877	John Hancock Preferred Income Fund III				2,404,633
	Total Investment Companies (cost $6,398,468)				5,154,645
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.9% (4.3% of Total Investments)
$12,394	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $12,394,326, collateralized by $11,805,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $12,646,106	0.010%	8/01/12		$12,394,323
	Total Short-Term Investments (cost $12,394,323)				12,394,323
	Total Investments (cost $277,505,978) – 138.8%				289,817,953
	Borrowings – (38.8)% (5), (6)				(81,000,000)
	Other Assets Less Liabilities – (0.0)% (7)				(88,952)
	Net Assets Applicable to Common Shares – 100%				$208,729,001

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of Investments July 31, 2012

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (7)
JPMorgan	$14,725,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(229,679)
Morgan Stanley	14,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(863,025)
							$(1,092,704)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holding designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Principal Amount (000) rounds to less than $1,000.

  (5)  Borrowings as a percentage of Total Investments is 27.9%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2012, investments with a value of $192,013,579 have been pledged as collateral for Borrowings.

  (7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at July 31, 2012.

  (8)  For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more Information.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2012

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Investments, at value (cost $734,371,376, $1,459,613,722 and $277,505,978, respectively)	$772,755,122	$1,522,938,291	$289,817,953
Cash	—	428,405	—
Receivables:
Dividends	646,570	998,088	225,605
Interest	5,565,492	11,471,612	2,096,254
Investments sold	1,892,385	2,276,849	212,004
Other assets	115,463	221,090	42,422
Total assets	780,975,032	1,538,334,335	292,394,238
Liabilities
Borrowings	217,000,000	427,000,000	81,000,000
Unrealized depreciation on interest rate swaps	2,873,217	5,728,809	1,092,704
Common share dividends payable	3,181,823	6,495,255	1,216,203
Accrued expenses:
Interest on borrowings	15,875	31,239	5,926
Management fees	561,187	1,084,033	212,221
Other	345,913	610,292	138,183
Total liabilities	223,978,015	440,949,628	83,665,237
Net assets applicable to Common shares	$556,997,017	$1,097,384,707	$208,729,001
Common shares outstanding	64,646,831	120,351,828	23,725,369
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.62	$9.12	$8.80
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$646,468	$1,203,518	$237,254
Paid-in surplus	882,125,429	1,688,187,549	329,713,600
Undistributed (Over-distribution of) net investment income	7,683,964	4,506,652	(77,017)
Accumulated net realized gain (loss)	(368,969,373)	(654,108,772)	(132,364,107)
Net unrealized appreciation (depreciation)	35,510,529	57,595,760	11,219,271
Net assets applicable to Common shares	$556,997,017	$1,097,384,707	$208,729,001
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended July 31, 2012

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$28,651,244	$53,450,175	$10,051,012
Interest	23,411,679	48,216,828	9,210,346
Total investment income	52,062,923	101,667,003	19,261,358
Expenses
Management fees	6,178,797	11,931,860	2,332,878
Interest expense on borrowings	2,838,751	5,586,257	1,061,003
Shareholders' servicing agent fees and expenses	6,212	9,328	1,723
Custodian's fees and expenses	114,216	209,952	53,183
Trustees' fees and expenses	24,737	48,481	9,362
Professional fees	33,338	74,320	6,992
Shareholders' reports — printing and mailing expenses	153,428	242,067	52,546
Stock exchange listing fees	20,809	38,736	8,658
Investor relations expense	111,552	194,801	38,097
Other expenses	31,013	50,012	18,476
Total expenses before custodian fee credit	9,512,853	18,385,814	3,582,918
Custodian fee credit	(169)	(539)	(114)
Net expenses	9,512,684	18,385,275	3,582,804
Net investment income (loss)	42,550,239	83,281,728	15,678,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,009,553	4,909,208	1,972,994
Interest rate swaps	(1,105,455)	(2,204,130)	(420,412)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,337,512	37,462,005	5,546,726
Interest rate swaps	(1,193,426)	(2,379,530)	(453,868)
Net realized and unrealized gain (loss)	20,048,184	37,787,553	6,645,440
Net increase (decrease) in net assets applicable to Common shares from operations	$62,598,423	$121,069,281	$22,323,994

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)
	Year Ended 7/31/12	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 7/31/12	Seven Months Ended 7/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$42,550,239	$22,341,737	$41,883,329	$83,281,728	$44,637,240	$83,019,337
Net realized gain (loss) from:
Investments and foreign currency	1,009,553	1,144,421	(3,028,241)	4,909,208	3,022,882	(9,421,988)
Interest rate swaps	(1,105,455)	(383,193)	—	(2,204,130)	(764,036)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,337,512	12,913,213	64,050,994	37,462,005	18,327,998	122,415,711
Interest rate swaps	(1,193,426)	(1,679,791)	—	(2,379,530)	(3,349,279)	—
Net increase (decrease) in net assets applicable to Common shares from operations	62,598,423	34,336,387	102,906,082	121,069,281	61,874,805	196,013,060
Distribution to Common Shareholders
From net investment income	(38,782,506)	(22,621,303)	(37,745,260)	(79,417,479)	(46,323,910)	(78,449,841)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(38,782,506)	(22,621,303)	(37,745,260)	(79,417,479)	(46,323,910)	(78,449,841)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestments of distributions	119,036	—	—	264,678	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	119,036	—	—	264,678	—	—
Net increase (decrease) in net assets applicable to Common shares	23,934,953	11,715,084	65,160,822	41,916,480	15,550,895	117,563,219
Net assets applicable to Common shares at the beginning of period	533,062,064	521,346,980	456,186,158	1,055,468,227	1,039,917,332	922,354,113
Net assets applicable to Common shares at the end of period	$556,997,017	$533,062,064	$521,346,980	$1,097,384,707	$1,055,468,227	$1,039,917,332
Undistributed (Over-distribution of) net investment income at the end of period	$7,683,964	$4,054,297	$10,037,866	$4,506,652	$1,176,058	$6,519,710

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS(continued)

	Quality Preferred Income 3 (JHP)
	Year Ended 7/31/12	Seven Months Ended 7/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$15,678,554	$8,489,109	$15,383,796
Net realized gain (loss) from:
Investments and foreign currency	1,972,994	735,225	476,202
Interest rate swaps	(420,412)	(145,731)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,546,726	2,818,458	20,558,969
Interest rate swaps	(453,868)	(638,836)	—
Net increase (decrease) in net assets applicable to Common shares from operations	22,323,994	11,258,225	36,418,967
Distribution to Common Shareholders
From net investment income	(14,801,665)	(8,633,012)	(14,608,313)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,801,665)	(8,633,012)	(14,608,313)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestments of distributions	68,152	—	25,644
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	68,152	—	25,644
Net increase (decrease) in net assets applicable to Common shares	7,590,481	2,625,213	21,836,298
Net assets applicable to Common shares at the beginning of period	201,138,520	198,513,307	176,677,009
Net assets applicable to Common shares at the end of period	$208,729,001	$201,138,520	$198,513,307
Undistributed (Over-distribution of) net investment income at the end of period	$(77,017)	$(791,666)	$1,697,492

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended July 31, 2012

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$62,598,423	$121,069,281	$22,323,994
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(199,224,556)	(343,580,537)	(72,529,783)
Proceeds from sales and maturities of investments	151,784,566	261,017,678	60,589,684
Proceeds from (Purchases of) short-term investments, net	(15,605,396)	(34,262,280)	(10,686,320)
Proceeds from (Payments for) interest rate swap contracts, net	(1,105,455)	(2,204,130)	(420,412)
Amortization (Accretion) of premiums and discounts, net	(64,510)	465,420	20,496
(Increase) Decrease in:
Receivable for dividends	352,533	821,676	122,012
Receivable for interest	(1,238,514)	(2,667,651)	(411,512)
Receivable for investments sold	(1,266,008)	(2,087,204)	179,416
Other assets	24,515	41,403	10,741
Increase (Decrease) in:
Accrued interest on borrowings	(5,686)	(11,562)	(2,239)
Accrued management fees	49,003	86,287	17,153
Accrued other expenses	11,356	16,233	805
Net realized (gain) loss from:
Investments and foreign currency	(1,009,553)	(4,909,208)	(1,972,994)
Interest rate swaps	1,105,455	2,204,130	420,412
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(21,337,512)	(37,462,005)	(5,546,726)
Interest rate swaps	1,193,426	2,379,530	453,868
Taxes paid on undistributed capital gains	—	—	(25,495)
Proceeds from litigation	243,571	373,562	85,834
Net cash provided by (used in) operating activities	(23,494,342)	(38,709,377)	(7,371,066)
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	62,125,000	118,200,000	22,100,000
Cash distributions paid to Common shareholders	(38,647,541)	(79,062,218)	(14,728,934)
Net cash provided by (used in) financing activities	23,477,459	39,137,782	7,371,066
Net Increase (Decrease) in Cash	(16,883)	428,405	—
Cash at the beginning of period	16,883	—	—
Cash at the End of Period	$—	$428,405	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $2,711,937, $5,342,819 and $1,015,742 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $119,036, $264,678 and $68,152 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)	Distributions from Capital Gains to FundPreferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Quality Preferred Income (JTP)
Year Ended 7/31:
2012		$8.25	$.66	$.31	$—	$—	$.97	$(.60)	$—	$—	$(.60)
2011	(g)	8.07	.35	.18	—	—	.53	(.35)	—	—	(.35)
Year Ended 12/31:
2010		7.06	.65	.94	—	—	1.59	(.58)	—	—	(.58)
2009		5.25	.63	1.82	— *	—	2.45	(.57)	—	(.07)	(.64)
2008		11.06	1.10	(5.81)	(.19)	—	(4.90)	(.90)	—	(.01)	(.91)
2007		14.10	1.29	(2.96)	(.35)	—	(2.02)	(.93)	—	(.09)	(1.02)
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2012		8.77	.69	.32	—	—	1.01	(.66)	—	—	(.66)
2011	(g)	8.64	.37	.15	—	—	.52	(.39)	—	—	(.39)
Year Ended 12/31:
2010		7.67	.69	.93	—	—	1.62	(.65)	—	—	(.65)
2009		5.42	.69	2.29	— *	—	2.98	(.70)	—	(.03)	(.73)
2008		11.57	1.18	(6.18)	(.18)	—	(5.18)	(.97)	—	—	(.97)
2007		14.66	1.34	(2.96)	(.34)	(.01)	(1.97)	(1.04)	(.04)	(.04)	(1.12)
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2012		8.48	.66	.28	—	—	.94	(.62)	—	—	(.62)
2011	(g)	8.37	.36	.11	—	—	.47	(.36)	—	—	(.36)
Year Ended 12/31:
2010		7.45	.65	.89	—	—	1.54	(.62)	—	—	(.62)
2009		5.14	.63	2.34	— *	—	2.97	(.58)	—	(.08)	(.66)
2008		11.02	1.08	(5.85)	(.19)	—	(4.96)	(.90)	—	(.02)	(.92)
2007		14.22	1.31	(3.09)	(.37)	—	(2.15)	(.95)	—	(.10)	(1.05)

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2010, September 30, 2010 and December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively, for any fees and expenses.

Nuveen Investments

						Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Quality Preferred Income (JTP)
Year Ended 7/31:
2012		$8.62	$8.70	24.30%	12.51%	$556,997	1.83%		8.17%		N/A	N/A	21%
2011	(g)	8.25	7.54	6.62	6.74	533,062	1.61	**	7.17	**	N/A	N/A	9
Year Ended 12/31:
2010		8.07	7.40	21.94	23.09	521,347	1.65		8.37		1.60%	8.42%	20
2009		7.06	6.57	53.05	51.85	456,186	1.86		11.04		1.71	11.19	29
2008		5.25	4.86	(47.05)	(46.97)	339,270	2.01		11.65		1.67	11.99	24
2007		11.06	10.33	(24.60)	(15.32)	713,945	1.54		9.43		1.11	9.86	32
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2012		9.12	9.34	25.17	12.32	1,097,385	1.80		8.13		N/A	N/A	19
2011	(g)	8.77	8.07	7.02	5.99	1,055,468	1.58	**	7.21	**	N/A	N/A	7
Year Ended 12/31:
2010		8.64	7.90	18.31	21.99	1,039,917	1.59		8.29		1.51	8.37	25
2009		7.67	7.25	63.90	61.22	922,354	1.82		11.27		1.64	11.45	27
2008		5.42	5.04	(47.49)	(47.58)	649,377	1.96		12.02		1.59	12.39	18
2007		11.57	10.81	(22.24)	(14.32)	1,386,125	1.45		9.35		1.00	9.80	31
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2012		8.80	8.85	24.04	11.91	208,729	1.84		8.04		N/A	N/A	23
2011	(g)	8.48	7.70	4.08	5.69	201,139	1.65	**	7.19	**	N/A	N/A	8
Year Ended 12/31:
2010		8.37	7.74	20.66	21.49	198,513	1.65		8.05		1.54	8.16	24
2009		7.45	6.95	54.50	63.23	176,677	1.87		10.56		1.66	10.77	35
2008		5.14	5.08	(45.66)	(48.00)	121,870	2.00		11.51		1.60	11.91	30
2007		11.02	10.51	(23.61)	(16.01)	261,081	1.60		9.38		1.10	9.87	35

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares			Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares			Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)			Quality Preferred Income 3 (JHP)
Year Ended 7/31:			Year Ended 7/31:			Year Ended 7/31:
2012	.54%		2012	.55%		2012	.54%
2011 (g)	.38	**	2011 (g)	.37	**	2011 (g)	.37	**
Year Ended 12/31:			Year Ended 12/31:			Year Ended 12/31:
2010	.41		2010	.39		2010	.38
2009	.61		2009	.59		2009	.59
2008	.26		2008	.30		2008	.20
2007	—		2007	—		2007	—

(g)  For the seven months ended July 31, 2011.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2012		$—	$—	$—	$217,000	$3,567
2011	(g)	—	—	—	154,875	4,442
Year Ended 12/31:
2010		—	—	—	154,875	4,366
2009		—	—	—	153,375	3,974
2008		64,875	25,000	155,740	86,500	5,672
2007		440,000	25,000	65,565	—	—
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2012		—	—	—	427,000	3,570
2011	(g)	—	—	—	308,800	4,418
Year Ended 12/31:
2010		—	—	—	300,000	4,466
2009		—	—	—	289,500	4,186
2008		130,000	25,000	149,880	165,200	5,718
2007		800,000	25,000	68,316	—	—
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2012		—	—	—	81,000	3,577
2011	(g)	—	—	—	58,900	4,415
Year Ended 12/31:
2010		—	—	—	55,000	4,609
2009		—	—	—	55,000	4,212
2008		18,100	25,000	193,329	33,000	5,242
2007		166,000	25,000	64,319	—	—

(g)  For the seven months ended July 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund's investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2012, the Funds' had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) redeemed all of their outstanding FundPreferred shares, at liquidation values of $440,000,000, $800,000,000 and $166,000,000, respectively.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative

Nuveen Investments

to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and interest rate swaps" respectively on the Statement of Operations, when applicable.

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract, and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2012, each Fund used interest rate swap contracts to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2012, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$100,668,750	$200,720,000	$38,285,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

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Notes to

FINANCIAL STATEMENTS (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the

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asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 — Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$303,952,809	$60,025,559	$—	$363,978,368
Corporate Bonds	—	46,584,398	—	46,584,398
Capital Preferred Securities	—	329,717,433	—	329,717,433
Convertible Preferred Securities	231,400	—	—	231,400
Investment Companies	12,107,513	—	—	12,107,513
Short-Term Investments:
Repurchase Agreements	—	20,136,010	—	20,136,010
Derivatives:
Interest Rate Swaps**	—	(2,873,217)	—	(2,873,217)
Total	$316,291,722	$453,590,183	$—	$769,881,905
Quality Preferred Income 2 (JPS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$582,087,704	$135,159,861	$—	$717,247,565
Corporate Bonds	—	98,811,276	—	98,811,276
Capital Preferred Securities	—	634,100,581	—	634,100,581
Convertible Preferred Securities	—	3,224,000	—	3,224,000
Investment Companies	26,315,319	—	—	26,315,319
Short-Term Investments:
Repurchase Agreements	—	43,239,550	—	43,239,550
Derivatives:
Interest Rate Swaps**	—	(5,728,809)	—	(5,728,809)
Total	$608,403,023	$908,806,459	$—	$1,517,209,482
Quality Preferred Income 3 (JHP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$110,352,942	$22,547,844	$—	$132,900,786
Corporate Bonds	—	15,402,465	—	15,402,465
Capital Preferred Securities	—	123,790,569	—	123,790,569
Convertible Preferred Securities	175,165	—	—	175,165
Investment Companies	5,154,645	—	—	5,154,645
Short-Term Investments:
Repurchase Agreements	—	12,394,323	—	12,394,323
Derivatives:
Interest Rate Swaps**	—	(1,092,704)	—	(1,092,704)
Total	$115,682,752	$173,042,497	$—	$288,725,249

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

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Notes to

FINANCIAL STATEMENTS (continued)

The table below presents the transfers in and out of the valuation levels for each Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous reporting period. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Quality Preferred Income (JTP)	$—	$(5,743,983)	$5,743,983	$—	$—	$—
Quality Preferred Income 2 (JPS)	—	(9,966,593)	9,966,593	—	—	—
Quality Preferred Income 3 (JHP)	—	(2,232,795)	2,232,795	—	—	—

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of July 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Quality Preferred Income (JTP)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,873,217)

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Quality Preferred Income 2 (JPS)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(5,728,809)

Quality Preferred Income 3 (JHP)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,092,704)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$(1,105,455)	$(2,204,130)	$(420,412)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$(1,193,426)	$(2,379,530)	$(453,868)

4. Fund Shares

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)			Quality Preferred Income 3 (JHP)
	Year Ended 7/31/12	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 7/31/12	Seven Months Ended 7/31/11	Year Ended 12/31/10	Year Ended 7/31/12	Seven Months Ended 7/31/11	Year Ended 12/31/10
Common shares issued to shareholders due to reinvestment of distributions	14,536	—	—	29,986	—	—	8,303	—	3,042

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2012, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$199,224,556	$343,580,537	$72,529,783
Sales and maturities	151,784,566	261,017,678	60,589,684

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Notes to

FINANCIAL STATEMENTS (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$732,115,482	$1,456,243,114	$278,202,369
Gross unrealized:
Appreciation	$47,404,599	$89,330,829	$16,297,611
Depreciation	(6,764,959)	(22,635,652)	(4,682,027)
Net unrealized appreciation (depreciation) of investments	$40,639,640	$66,695,177	$11,615,584

Permanent differences, primarily due to adjustments for investments in real estate investment trusts and complex securities character adjustments, resulted in reclassifications among the Funds' components of Common share net assets at July 31, 2012, the Funds' tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$—	$—	$(25,495)
Undistributed (Over-distribution of) net investment income	(138,066)	(533,655)	(162,240)
Accumulated net realized gain (loss)	138,066	533,655	187,735

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Funds' tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income *	$8,447,121	$5,919,064	$1,843,778
Undistributed net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 2, 2012, paid on August 1, 2012.

The tax character of distributions paid during the Funds' tax years ended July 31, 2012 and July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$38,781,779	$79,415,830	$14,801,233
Distributions from net long-term capital gains	—	—	—

Nuveen Investments

2011	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$38,520,847	$79,171,774	$14,751,546
Distributions from net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2012, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2015	$516,804	$—	$—
July 31,2016	14,951,415	16,302,010	7,719,987
July 31,2017	185,142,331	307,494,854	77,582,335
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Total	$368,289,355	$652,318,783	$132,363,630

During the tax year ended July 31, 2012, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$483,977	$3,108,398	$1,486,470

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds' tax year ended July 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Quality Preferred Income (JTP)
Post-October capital losses	$489,968
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2012, the complex-level fee rate for these Funds was .1709%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate swap contracts. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the fiscal year ended July 31, 2012, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $80,613, $123,835 and $29,335, respectively.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

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compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Each Fund has entered into a prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$217,000,000	$427,000,000	$81,000,000

As of July 31, 2012, each Fund's outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$217,000,000	$427,000,000	$81,000,000

On November 9, 2011, each Fund amended its prime brokerage facility with BNP. Prior to November 9, 2011, each Fund's maximum commitment amount was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$164,000,000	$325,000,000	$62,000,000

During the fiscal year ended July 31, 2012, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$191,555,328	$377,395,082	$71,802,732
Average annual interest rate	1.35%	1.35%	1.35%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these Borrowings for each Fund at the 3-Month London Inter-Bank Offered Rate (LIBOR) plus .95% on the amounts borrowed and .85% on the undrawn balance. Each Fund also incurred a one-time .25% amendment fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Effective January 9, 2012, interest charged on the amount borrowed changed from the 3-Month LIBOR plus .95% on the amounts borrowed and .85% on the undrawn balance to the 3-Month LIBOR plus .85% on the amounts borrowed and .50% on the undrawn balance. All other terms remain unchanged.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ROBERT P. BREMNER

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219

■JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219

■WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	219

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■DAVID J. KUNDERT

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219

■WILLIAM J. SCHNEIDER

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219

■JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219

■CAROLE E. STONE

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

■VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■TERENCE J. TOTH

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Board Member:

■JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 222 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management LLC (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President 122 (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

■LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219

■STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219

■SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219

■TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219

■KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219

■KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Spectrum Asset Management, Inc. (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

personnel. In this regard, the Board visited the Sub-Advisor in Connecticut in October 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

Nuveen Investments

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Quality Preferred Income Fund (the "Quality Fund") lagged its peers somewhat in the longer period, but demonstrated more favorable performance in the shorter or more recent periods, as it was in the second quartile for the one- and three-year periods. In addition, the Nuveen Quality Preferred Income Fund 2 (the "Quality Fund 2") demonstrated generally satisfactory performance compared to its peers, falling within the second or third quartile over various periods, although such Fund was in the first quartile for the three-year period. Finally, the Independent Board Members observed that the Nuveen Quality Preferred Income Fund 3 (the "Quality Fund 3") lagged its peers and/or benchmarks over various periods, although it was in the first quartile and outperformed its benchmark in the three-year period.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Quality Fund 3 had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below or in line with its peer averages, while the Quality

Nuveen Investments

Fund and the Quality Fund 2 each had net management fees slightly higher or higher than the peer average, but net expense ratios below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that the sub-advisory fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with the Funds. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Advisor to manage the Fund. The Independent Board Members noted that the profitability of the Advisor may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. Additionally, the Board noted that the Sub-Adviser does not direct fund trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. The Sub-Adviser also serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Comparative Index: A blended return consisting of: 1) 55% of the Merrill Lynch Fixed Rate Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit'' from a rating agency. Index returns do not include the effects of any sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Funds' investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their amounts, (or the maximum amount eligible), as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their amounts, (or the maximum amount eligible), as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	DRD	QDI
JTP	14.95%	41.87%
JPS	16.28%	27.10%
JHP	14.23%	25.13%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JTP	—
JPS	—
JHP	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-A-0712D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN QUALITY PREFERRED INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2012	$24,300	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2011 (5)	$23,950	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5) Fund changed fiscal year from December to July starting in 2011.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2011 (1)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

(1) Fund changed fiscal year from December to July starting in 2011.

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2012	$0	$0	$0	$0
July 31, 2011 (1)	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(1) Fund changed fiscal year from December to July starting in 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•           Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•           Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•           Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	39	$5,737,833,331
	Pooled Accounts	5	$1,983,054,814
	Registered Investment Vehicles	5	$7,464,087,974

Mark Lieb	Separately Managed accounts	39	$5,753,032,059
	Pooled Accounts	5	$1,983,054,814
	Registered Investment Vehicles	5	$7,464,087,974

*         Assets are as of July 31, 2012.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).         FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows:

All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•                                                     Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM);

•                                                     Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 65% Merrill Lynch Preferred Stock - Fixed Rate Index and 35% Barclays Capital Securities US Tier 1 Index);

•                                                     Contribution to client servicing;

•                                                     Compliance with firm and/or regulatory policies and procedures;

•                                                     Work ethic;

•                                                     Seniority and length of service;

•                                                     Contribution to overall functioning of organization.

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).         OWNERSHIP OF JTP SECURITIES AS OF JULY 31, 2012

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$10,001-$50,000
Mark Lieb	$100,001-$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2012